UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2018 (May 1, 2018)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in our Current Report on Form 8-K filed on May 4, 2018, The Lincoln National Life Insurance Company completed its previously announced acquisition (the “Closing”) of Liberty Mutual Group Inc.’s Group Benefits Business and Individual Life and Annuity Business (the “Life Business”) through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (the “Company”) on May 1, 2018.

In connection with the Closing and  pursuant to the Master Agreement, dated January 18, 2018, previously reported in our Current Report on Form 8-K filed on January 23, 2018, Protective Life Insurance Company (“Protective Life”), a wholly-owned subsidiary of Protective Life Corporation (“Protective”, “we”), and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly owned subsidiary of Protective Life, entered into reinsurance agreements (the “Reinsurance Agreements”) and related ancillary documents (including administrative services agreements and transition services agreements) providing for the reinsurance and administration of the Life Business. Pursuant to the Reinsurance Agreements, the Company ceded to Protective Life and PLAIC the insurance policies related to the Life Business on a 100% coinsurance basis.

Item 8.01              Other Events.

In order to provide additional information regarding the acquisition via reinsurance of the Life Business, Protective is filing as Exhibit 99.1 to this Current Report the Audited Statement of  Assets and Liabilities and the Statement of Revenues and Direct Expenses of the Life Business at December 31, 2017 and for the year ended December 31, 2017. Additionally, Protective is filing as Exhibit 99.2 to this Current Report Unaudited Pro Forma Condensed Combined Financial Information (“Pro Forma Financial Information”) as of and for the year ended December 31, 2017. We have prepared the Pro Forma Financial Information to illustrate what our financial condition and our results of operations would have been if we had completed the acquisition of the Life Business as of the dates indicated in the Pro Forma Financial Information. In preparing the Pro Forma Financial Information, we have used certain assumptions which at the time of preparation we believed were reasonable. However, we cannot provide assurance that any or all of our assumptions will prove to be correct. Our actual financial condition and our actual results of operation following the completion of the acquisition may be materially different than presented herein.

Item 9.01              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The Audited Statement of Assets and Liabilities of the Life Business as of December 31, 2017 and Statement of Revenues and Direct Expenses for the year ended December 31, 2017 (the “Abbreviated Financial Statements”) are attached hereto as Exhibit 99.1.

These Abbreviated Financial Statements have been prepared in accordance with approval received by Protective from the United States Securities and Exchange Commission permitting Protective to substitute Abbreviated Financial Statements for the full financial statements required by Rule 3-05 of Regulation S-X.

(b)           Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information of Protective giving effect to the acquisition of the Life Business, as of the dates and for the periods therein specified, is attached hereto as Exhibit 99.2.

(d)           Exhibits:

Exhibit No.	Description

99.1	Audited Statement of Assets Acquired and Liabilities Assumed and Statement of Revenues and Direct Expenses of the Life Business.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2018	Protective Life Corporation

	By:	/s/ Paul R. Wells
		Name:	Paul R. Wells
		Title:	Senior Vice President, Chief Accounting Officer and Controller